Supplement to the John Hancock Equity Funds Prospectus
                 Dated March 1, 2004 as revised October 1, 2004

                       John Hancock Large Cap Growth Fund

On December 14, 2004, the Trustees of John Hancock Large Cap Growth Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on March 23, 2005, the Fund would transfer all of its assets and liabilities to John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund") in a tax-free exchange for shares of equal value of U.S. Global Leaders Growth Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about February 4, 2005.

Effective at the close of business on January 24, 2005, the Fund will be closed to all new accounts.


December 15, 2004
12/05